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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                      FORM 8-K/A

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 13, 1998


                               GEOLOGISTICS CORPORATION

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                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              DELAWARE                  333-42607             22-3438013

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         (STATE OR OTHER JURIS-        (COMMISSION FILE        (IRS EMPLOYER
     DICTION OF INCORPORATION)           NUMBER)          IDENTIFICATION NO.)


            13952 DENVER WEST PARKWAY, GOLDEN, COLORADO             80401

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                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 704-4400

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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.   ACQUISITION OF DISPOSITION ASSETS

     On July 13, 1998, GeoLogistics Corporation (the "Company") purchased substantially all of the operating assets and assumed certain of the liabilities of Caribbean Air Services, Inc., a Delaware corporation ("CAS"), a wholly-owned subsidiary of Amertranz Worldwide Holding Corp., a Delaware corporation ("Holding"), for aggregate cash consideration of $27,000,000. CAS is a provider of air logistics services between the United States, Puerto Rico, and the Dominican Republic. A copy of the purchase agreement is incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998. The purchase price, which was determined by the parties through arm's length negotiations, was funded by a combination of borrowings under a newly-executed $15,000,000 credit agreement (the "New Credit Facility") and proceeds from the private placement of the Company's Series A Participating Preferred Stock (the "Preferred Stock").

     On July 10, 1998 the Company executed the New Credit Facility by and among the Company and ING (U.S.) Capital Corporation and the lenders party thereto. The loan is unsecured and is evidenced by promissory notes in aggregate principal amount of $15,000,000 due October 15, 2007. Borrowings under the facility are guaranteed by certain direct and indirect domestic subsidiaries of the Company and the Company's Canadian subsidiary, each of which is either a borrower or guarantor under the Company's existing loan agreement or its 9 3/4% Senior Notes due 2007. At the Company's option, interest will accrue on the loan with reference to either the average of prime commercial lending (or equivalent) rates publicly announced by certain banks plus 1.75% or the offered rate for deposits in dollars in the London interbank eurodollar market ("LIBOR") plus 3.75%. With the exception of mandatory prepayments in connection with certain change of control events, certain sales of equity interests of the Company and certain asset dispositions, the New Credit Facility does not contain any mandatory prepayment provisions. The New Credit Facility provides that the Company may prepay loans in whole or in part without penalty, subject to reimbursement of the lender's breakage and redeployment costs in the case of prepayment of LIBOR loans. The credit facility contains certain covenants and restrictions on actions by the Company including, without limitation, restrictions on indebtedness, liens, guarantee obligations, mergers, creation or dissolution of restricted subsidiaries, investments, loans, advances, dividends and other restricted payments, transactions with affiliates, sale and leaseback transactions, prepayment of or amendments to junior obligations, entering other lines of business and amendments of other indebtedness. The description of the Credit Facility set forth herein is qualified in its entirety by reference to the complete text of the agreement which is incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998.

     On July 13, 1998 the Company sold 11,000 and 4,000 shares of Preferred Stock to OCM Principal Opportunities Fund L.P., and Logistical Simon, L.L.C., respectively (the "Investors"), for aggregate consideration of $14,550,000. The Preferred Stock has a liquidation value of $1,000 per share and was sold to the Investors for $970 per share. The holders of the Preferred Stock are entitled to payment of quarterly dividends when, as and if declared by the board of directors of the Company in amounts ranging from $30.00 per share per quarter to $45.00 per share per quarter, which amount shall be determined based upon the occurrence of certain events that are specified in


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the Certificate of Designation relating to the Preferred Stock.  Dividends on the Preferred Stock will accrue and be fully cumulative (whether or not declared) and will bear interest at rates ranging from 14% per annum to 18% per annum, depending upon the occurrence of certain events that are specified in the Certificate of Designation. Upon redemption of the Preferred Stock or liquidation of the Company, the holders of Preferred Stock will be entitled to receive the following for each share of Preferred Stock held by such holder:
(i) (a) $1,000, representing the liquidation preference of the Preferred Stock plus (b) all accrued and unpaid dividends, whether or not declared multiplied by
(c) the applicable liquidation or redemption premium, and (ii) either ten shares of common stock of the Company or the amount of the fair market value of ten shares of common stock of the Company. The Preferred Stock has no mandatory redemption feature and ranks senior to the Common Stock of the Company for payment of dividends and upon liquidation. The description of the Preferred Stock contained herein is qualified in its entirety by reference to the Certificate of Designation of the Preferred Stock which is incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The required audited financial statements of CAS are incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998.

     (b)  The required pro forma financial statements are attached hereto as
          Exhibit 99.2.

Exhibit No.    Description
-----------    -----------

2.1 Purchase agreement dated as of June 15, 1998 by and among the Company, Caribbean Air Services, Inc. and Amertranz Worldwide Holding Corp. (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

3.1 Amended and Restated Certificate of Incorporation (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

3.2 Certificate of Designation of Series A Participating Preferred Stock (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

4.5 First Supplemental Indenture dated as of July 13, 1998 by and among GeoLogistics Air Services Inc., a wholly owned subsidiary of GeoLogistics Corporation, and U.S. Bank Trust National Association, as trustee (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.1 Fourth Amended and Restated Stockholders Agreement dated as of July 10, 1998 by and among the Company and the holders listed on Exhibit A attached thereto (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.25 Amendment No. 1 to Amended and Restated Loan Agreement (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.26 Amendment No. 2 to Amended and Restated Loan Agreement (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).


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10.27          Credit Agreement dated as of July 10, 1998 by and among the
               Company as borrower and ING (U.S.) Capital Corporation as administrative agent and the Lenders party thereto (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.28 Registration Rights Agreement dated as of July 13, 1998 by and among the company and the holders listed on the signature pages thereof (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

99.1 Financial Statements of Caribbean Air Services, Inc. as of and for the year ended December 31, 1997 (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

99.2 Pro Forma Condensed Consolidated Balance Sheet of GeoLogistics Corporation as of June 30, 1998 and Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GEOLOGISTICS CORPORATION




Date: September 24, 1998           By: /s/ Gary S. Holter
                                      --------------------------------
                                      Gary S. Holter
                                      Chief Financial Officer

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                                    EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Purchase agreement dated as of June 15, 1998 by and among the Company, Caribbean Air Services, Inc. and Amertranz Worldwide Holding Corp. (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

3.1 Amended and Restated Certificate of Incorporation (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

3.2 Certificate of Designation of Series A Participating Preferred Stock (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

4.5 First Supplemental Indenture dated as of July 13, 1998 by and among GeoLogistics Air Services Inc., a wholly owned subsidiary of GeoLogistics Corporation, and U.S. Bank Trust National Association, as trustee (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.1 Fourth Amended and Restated Stockholders Agreement dated as of July 10, 1998 by and among the Company and the holders listed on Exhibit A attached thereto (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.25 Amendment No. 1 to Amended and Restated Loan Agreement (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.26 Amendment No. 2 to Amended and Restated Loan Agreement (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

10.27 Credit Agreement dated as of July 10, 1998 by and among the Company as borrower and ING (U.S.) Capital Corporation as administrative agent and the Lenders party thereto (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

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10.28          Registration Rights Agreement dated as of July 13, 1998 by and among the company and the holders listed on the signature pages thereof (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

99.1 Financial Statements of Caribbean Air Services, Inc. as of and for the year ended December 31, 1997 (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed July 22, 1998).

99.2 Pro Forma Condensed Consolidated Balance Sheet of GeoLogistics Corporation as of June 30, 1998 and Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997.


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